NAREIT Presentation November 2021 North York, Toronto Exhibit 99.1

Disclaimer & Risk Factors 2 Certain of the matters discussed in this investor presentation constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the expected effects and benefits of the merger with Strategic Storage Growth Trust, Inc. ("SSGT"), the merger with Strategic Storage Trust IV, Inc. (“SST IV”) and the Series A Preferred equity investment, including anticipated future financial and operating results and synergies, as well as all other statements in this investor presentation, other than historical facts. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements, including, without limitation, the following: (i) risks related to disruption of management’s attention from SmartStop’s ongoing business operations due to the SSGT merger, the SST IV merger, or other business matters; (ii) significant transaction costs, including financing costs, and unknown liabilities; (iii) failure to realize the expected benefits and synergies of the SSGT merger, the SST IV merger or the self administration transaction in the expected timeframes or at all; (iv) costs or difficulties related to the integration of acquired self storage facilities and operations, including facilities acquired through the SSGT merger, the SST IV merger and operations acquired through the self administration transaction; (v) changes in the political and economic climate, economic conditions and fiscal imbalances in the United States, and other major developments, including wars, natural disasters, epidemics and pandemics, including the outbreak of novel coronavirus (COVID-19), military actions, and terrorist attacks; (vi) changes in tax and other laws and regulations; or (vii) difficulties in SmartStop’s ability to attract and retain qualified personnel and management. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent SmartStop’s views as of the date on which such statements were made. SmartStop anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing SmartStop’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of SmartStop are described in the risk factors included in SmartStop’s filings with the SEC, including SmartStop’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and subsequent Quarterly Reports on Form 10-Q, which factors are incorporated herein by reference, all of which are filed with the SEC and available at www.sec.gov. SmartStop expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences. This is neither an offer nor a solicitation to purchase securities. See our Form 10-K and recent Form 10-Q for specific risks associated with an investment in SmartStop Self Storage REIT, Inc. As of September 30, 2021, our accumulated deficit was approximately $161.4 million and it is possible that our operations may not be profitable in 2021. We have paid distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and our distribution reinvestment plan (DRP offering).  We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. For the twelve months ended December 31, 2020, we funded 54% of our distributions using cash flow from operations, 14% from cash provided by financing activities, and 32% using proceeds from our DRP offering. For the nine months ended September 30, 2021, we funded 91% of our distributions using cash flow from operations and 9% using proceeds from our DRP offering. If we continue to pay cash distributions from sources other than cash flows from operations, we will have fewer funds available for acquiring properties, which may reduce our stockholders’ overall returns.  Additionally, to the extent distributions exceed cash flows from operations, a stockholder’s basis in our stock may be reduced and, to the extent distributions exceed a stockholder’s basis, the stockholder may recognize a capital gain. No public market currently exists for shares of our common stock and there may never be one. Therefore, it will be difficult for our stockholders to sell their shares. Our charter does not require us to pursue a liquidity transaction at anytime. If you sell your shares, it will likely be at a substantial discount. We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis. We cannot assure our stockholders that we will be successful in the marketplace. Revenues and earnings from Strategic Storage Trust VI, Inc. and Strategic Storage Growth Trust II, Inc. (the “Managed REITs”) are uncertain. Because the revenue streams from the advisory agreements with the managed REITs are subject to limitation or cancellation, any such termination could adversely affect our financial condition, cash flow and the amount available for distributions to you. We will face conflicts of interest relating to the purchase of properties, including conflicts with Strategic Storage Trust VI, Inc. and Strategic Storage Growth Trust II, Inc., and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. Our trademarks are important to the value of our business, and the ability to protect, and costs associated with protecting, our intellectual property could adversely affect our business and results of operations. We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. Our Series A Preferred Shares rank senior to our common stock, and therefore, any cash we have to pay distributions will be used to pay distributions to the holders of Series A Preferred Shares first, which could have a negative impact on our ability to pay distributions to our common stockholders. We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. Our board of directors may change any of our investment objectives without your consent.

Today's Presenters

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!



H. Michael Schwartz
Founder, CEO & Executive Chairman

- Chairman since March 2013
- Founder and creator of SmartStop® Self Storage brand and platform
- 30+ years of real estate, securities and corporate financial management experience



James Barry
CFO & Treasurer

- CFO and Treasurer since June 2019
- With SmartStop companies since 2012, previously SVP of Finance
- 10+ years of real estate and finance experience



David Corak, CFA
VP, Corporate Finance

- 9+ years of self storage experience
- Former sell side analyst covering the self storage sector for 6+ years
- Previously the SVP of Corporate Finance at Jernigan Capital (NYSE: JCAP) prior to the company's sale in November 2020

NAREIT Presentation 3

SmartStop Platform at a Glance

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

SmartStop Self Storage REIT is the largest public non-traded self storage REIT in the U.S.

Initially started raising equity capital in 2014 through the broker dealer network

11th Largest Self Storage Company in the U.S.	**12.2 Million(1)** Owned and Managed Rentable Square Feet	**158(1)** Owned and Managed Self Storage Facilities
$2.5 Billion Total Capitalization(3)	**>$4.0 Billion** Historical Self Storage Transaction Activity(2)	**400+** Employees
11% Management Ownership In The Company	**95.7%** Q3 2021 Quarter End Same-Store Occupancy	**28.1%** Q3 2021 Same-Store NOI(4) Growth






SmartStop

Note: Portfolio as of 10/31/2021 and includes all operational properties owned by SmartStop unless otherwise noted
(1) As of 10/31/2021
(2) Includes affiliated companies
(3) Total capitalization includes debt, preferred equity and equity market cap based on approx. 95 million shares and OP Units at 9/30/21 valued at the most recently published Net Asset Value. Debt and preferred equity are measured at face value.
(4) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.

NAREIT Presentation 4

17+ Year Track Record Of Creating Shareholder Value

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

Major Company and Affiliate Milestones

2005 // 2008 2009 2010 2011 // 2015 2016 // 2019 2020 2021

JUNE 2004
Formation of self storage investment thesis

NOVEMBER 2005
H. Michael Schwartz acquires first ten self storage properties

MARCH 2008
SST, first public non-traded REIT entirely focused on self storage, declared effective and begins offering shares at $10.00

JULY 2009
SST launches **SMARTSTOP brand**

MARCH 2011
SST launches SmartStop website: www.smartstop.com

DECEMBER 2011
SST completes Homeland Portfolio acquisition, capping $240M of acquisitions during 2011

JANUARY 2015
SST II & SSGT acquire Mini-U portfolio of 32 properties

SEPTEMBER 2015
SST closes a **$1.4 billion** all-cash merger with Extra Space Storage (NYSE: EXR) for **$13.75 / share**, returning over **$800M OF EQUITY** to shareholders

DECEMBER 2016
SST II completes acquisition of Mindful Storage portfolio

JANUARY 2019
SST II completes merger with SSGT; SSGT successful full-cycle cash transaction at $12.00/share

JUNE 2019
SST II completes Self Administration Transaction; renames company to SmartStop Self Storage REIT, Inc.

OCTOBER 2019
SmartStop raises up to $200M convertible preferred equity from Extra Space Storage (NYSE: EXR)

NOVEMBER 2020
SmartStop reaches 150th owned or managed property

MARCH 2021
SmartStop closes **$500M** syndicated credit facility

MARCH 2021
SmartStop closes $375M **MERGER WITH SST IV.**

OCTOBER 2021
SmartStop announces $15.08 Net Asset Value as of 6/30/2021, a 45% increase over the most recently published Net Asset Value

OCTOBER 2021
SmartStop upsizes its syndicated credit facility by $200M to a total facility size of $700M

NAREIT Presentation 5

Investment Highlights 6

Institutional Operator And Technology Platform Demonstrated Ability To Grow Externally Conservative And Diversified Capital Structure Experienced Management Team And Board High Quality, Diversified Portfolio In Key Growth Markets Investment Highlights 7 1 2 3 5 6 North York, Ontario High Growth Portfolio of Stabilized and Lease Up Assets 4

Owned Operating Portfolio 8 Note: Portfolio as of 10/31/2021 and includes all operational properties owned by SmartStop, including joint venture properties. Determined based on largest US MSAs and Toronto. Greater Toronto Area included as a top 25 MSA, ranked 8th, with a population of 6.1 million. Weighted by net rentable square feet across total owned portfolio as of 10/31/21. Per Company internal data. MSA’s represented equate to 56.1% of total portfolio. Other markets include: Chicago, Denver, Detroit, Port St.. Lucie, Seattle, Myrtle Beach, Riverside – SB, Charlotte, San Diego amongst others. >10% 5-10% 2-5% <2% % of NRSF 1 3 27 7 22 5 2 1 2 2 1 19 3 5 4 17 11 3 8 Portfolio Diversification by NRSF(2,3)

Concentration In High Growth North American Markets

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

	% of Same-Store NOI[1]	# Total Properties[2]	Total Rentable SQFT (000s)[2]	3Q21 YoY Same-Store Revenue Growth	Same-Store Net Rent per Occupied SQFT[3]	Avg. 3 Mi. Population (000s)[2]	Avg. 3 Mi. Median HHI ($000s)[2,4]
Miami - FLL	15.7%	10	1,025.3	16.7%	$21.39	108.3	77.0
Toronto	13.9%	17	1,507.6	18.6%	USD$19.92/ CAD$25.08	156.0	85.0
Los Angeles	11.4%	10	660.4	20.7%	$20.51	187.4	73.7
Asheville	7.8%	14	851.9	18.1%	$13.09	36.0	53.0
Las Vegas	7.2%	8	757.1	22.9%	$15.97	144.2	67.1









Sources:, Company internal data,
(1) Same-store for the quarter ended 9/30/21. NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.
(2) All operating stores including joint venture operating stores.
(3) RentPOF defined as rental revenue net of discounts & concessions, excluding late fees, admin fees and parking income, divided by occupied square feet of storage.
(4) Median household income is in USD for SmartStop's Canadian assets.

NAREIT Presentation 9

Rents and Demographics Reflect Strength of Property Locations

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

Q3 2021 Same-Store Rent / SF(1)



$19.30
$19.26
$19.12
$16.92
$16.57
$13.40
Public Storage
CubeSmart
Extra Space Storage
SmartStop
LifeStorage

Percentage In Top 25 MSAs(2)



72%
64%
63%
62%
51%
27%
CubeSmart
SmartStop
Extra Space Storage
Public Storage
LifeStorage

3 Mile Median Household Income (000s)(3)



$81
$80
$80
$73
$73
$67
Public Storage
Extra Space Storage
CubeSmart
LifeStorage
SmartStop

3 Mile Population (000s)(3)



171
133
131
104
97
73
CubeSmart
Public Storage
Extra Space Storage
SmartStop
LifeStorage

Sources: SNL, Company internal data, Ontario Ministry of Finance, Company Filings, Evercore Storage Demographic Update May 2020.

(1) Reflects annualized rental revenue per occupied square foot as reported in company filings. Note that the named companies may have different determinations of "rental revenue" for this calculation and may or may not include adjustments for non-rental income, discounts and bad debt. SmartStop reports rental revenue net of discounts & concessions, excluding late fees, admin fees and parking income, divided by occupied square feet of storage.

(2) Assumes Toronto is the 8th largest MSA. Based on net rentable square feet for the same-store pool for EXR, NSA, CUBE, PSA and LSI as reported in the most recent financial supplements, respectively. May exclude certain stores in the Top 25 MSA in the "other" category in the same-store MSA breakout.

(3) Peers per Evercore Storage Demographic Update May 2020. LSI data per September 2021 Investor Presentation. Company statistics per internal data. Median household income is in USD for SmartStop's Canadian assets.

NAREIT Presentation 10

Toronto Market Overview

Greater Toronto Area ("GTA") Overview

- Toronto would be the 3rd most populous city and 8th largest MSA in the U.S., while claiming strong projected population growth and least saturated self storage market amongst its U.S peer cities
- Favorable supply / demand dynamics
  - Strong population growth and density
  - 2.8 NRSF per capita (vs. 8 NRSF in the U.S. and >3 NRSF in NYC)
- U.S. Self Storage REIT revenue/operating platforms are generally more advanced than those in the Canadian market
- Lack of institutional 3rd party management
- Lack of U.S. institutions competing in Canada and a higher percentage of "mom and pop" operators than in U.S. markets

Ownership: U.S. Vs. Canada[3]



100.0%
50.0%
0.0%
U.S.
Cananda
U.S. Listed REITs
Institutional Operators
Non-Institutional Operators

Toronto And Largest U.S. Cities By Population[1]



(Populations in millions)
8.3
3.9
3.0
2.7
2.4
1.7
1.6
1.5
1.4
1.4
NYC
LA
Toronto
Chicago
Houston
Phoenix
Philadelphia
San Antonio
San Diego
Dallas

2021A - 2026E Population Growth Projections[1]



6.9%
6.3%
6.3%
6.1%
5.9%
2.6%
1.7%
1.1%
(0.0%)
(0.7%)
San Antonio
Houston
Dallas
Phoenix
Toronto
San Diego
LA
Philadelphia
NYC
Chicago

Square Feet Per Capita[2]



2.8
3.0
4.0
5.0
7.0
7.0
8.0
8.0
9.0
9.0
Toronto
NYC
LA
Philadelphia
Miami
Boston
Chicago
Riverside
Phoenix
San Antonio

Sources: SNL, Green Street Advisors, Statistics Canada Census 2016, and Ontario Ministry of Finance website.
(1) Population data for US cities per SNL; population data for Toronto per Ontario Ministry of Finance website.
(2) Represents storage square feet per capita of each city's respective storage market. Defined by Green Street Advisors. Defined as 2.8 square feet per capita for Greater Toronto Area per Colliers January 2021 report.
(3) Colliers May 2021 Report; The 2021 Self Storage Almanac

NAREIT Presentation 11

SmartStop Leading the Way in the GTA

SmartStop GTA Portfolio

- Toronto represents 13.8% of SmartStop's total owned portfolio representing 1.5 million Sq. Ft.(1)
- 21 self storage facilities
  - 17 owned operating assets (incl. 4 JV)
  - 2 owned JV developments under construction
  - 2 managed assets (one under construction)
  - Approx. 8.5% market share of GTA and growing(2)
- SmartStop entities are under contract to acquire nine self storage facilities in the GTA
- 1.3 million Sq. Ft. development pipeline expected to be delivered by 2024



Peterborough
Oshawa
Toronto
Mississauga
Hamilton
SmartStop
Self Storage
OWNED OPERATING PROPERTIES (11)
MANAGED PROPERTIES (2)
OWNED DEVELOPMENTS (2)

SmartStop GTA Platform

- 10+ years of experience in the market
- Significant brand presence
- Dedicated website, smartstop.ca, helps to promote customer sentiment to buy and use services from other Canadians
- 40+ employees based in Canada
- 27.8% same-store NOI growth in 3Q21(3)
- 94.9% average same-store occupancy with USD$19.92 or CAD$25.08 RentPOF in 3Q21(4)


Milton, ONT

SmartStop Stores vs. LSI Stores in Toronto



18
3
9
2
SmartStop
LifeStorage
Operating
Under Development


Mississauga, ONT

(1) As measured by Net Rentable Square Feet at 10/31/21; Includes joint venture square footage.
(2) Colliers January and May 2021 reports
(3) Denominated in USD. NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.
(4) RentPOF defined as rental revenue net of discounts & concessions, excluding late fees, admin fees and parking income, divided by occupied square feet of storage.

NAREIT Presentation 12

SmartCentres Joint Venture

SMARTCENTRES

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!

Joint Venture Summary

- 50/50 joint venture with SmartCentres (TSX: SUR.UN), one of Canada's largest fully-integrated REITs
- Provides exclusive right in certain markets to develop self storage facilities at numerous SmartCentres shopping centers
- Sets foundation to significantly grow in strategically located Canadian markets including markets outside of Toronto
- Current portfolio[1]
  - 5 operational facilities in JV
  - Currently 3 projects under development
  - 11 projects in planning



Brampton, ONT



Vaughan, ONT

Case Study: Vaughan

- Ground up four story development opened in February 2021
- Built on a 1.6 acre lot adjacent to the SmartCentres Vaughan shopping center, The Home Depot and the Walmart Supercenter
- 103,000 rentable square feet and 1,050 climate controlled units
- Quickly gained occupancy given strong Toronto storage fundamentals, strong asset quality and desirable location
  - 72.0% physically occupied as of October 31, 2021



SmartStop Self Storage
WESTON RD
CITYVIEW BLVD
MAJOR MACKENZIE DR W
Walmart
N

(1) Joint Venture properties are held in various entities, including through SmartStop's managed REITs (SST VI and SSGT II). One of the five operational joint venture assets is owned by SSGT II. One of the projects under development is owned by SST VI.

NAREIT Presentation 13

Internal & External Growth 14

Internal Growth: Recent Historical Performance 15 3-Year Average YoY Same-Store Revenue Growth(1) FFOa Per Share Growth Since 4Q19(2) 3-Year Average YoY Same-Store NOI Growth(1,3) Source: Company data and filings. Represents the average year-over-year same-store growth of the most recent 12 quarters (the quarter ending 12/31/2018 through 9/30/2021). FFOa per share growth shown as a percentage increase over FFOa per share, reported for the quarter ended 12/31/2019. SmartStop reports FFO, as adjusted per share and unit outstanding – diluted. PSA, CUBE, EXR, LSI and NSA define FFOa differently in their respective public filings, generally as FFO as Adjusted or Core FFO per share, fully diluted. NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.

Internal Growth: Q3 2021 Sector Leading Performance 16 Q3 2021 YoY Same-Store Revenue Growth Q3 2021 YoY Same-Store NOI Growth(1) Q3 2021 YoY Same-Store Occupancy Growth(2) Q3 2021 Ending Same-Store Occupancy Source: Company data and filings. NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. Reflects year-over-year occupancy growth for end of period.

Internal Growth: Concentration of Growth Assets

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

SmartStop has a higher percentage of its assets in its non same-store portfolio (25.4%) vs. peers (12.3%)[1]

19 Non-Stabilized Stores

- 3Q21 ending physical occupancy 140bps below same-store average
- 3Q21 RentPOF 9.9% below same-store average
- Represents 13.6% of 3Q21 total self storage revenue

16 Stabilized Stores (Acquired in SST IV Merger)

- 3Q21 ending physical occupancy 20bps below same-store average
- 3Q21 RentPOF in-line with same-store average
- Represents 12.5% of 3Q21 total self storage revenue

Owned Operating Store Segment	# of Stores	Net Rentable Sq. Ft.	Units	Net Rent / Occupied Sq. Ft. for the Three Months Ended September 30,[2] 2021	2020	Ending Occupancy for the Three Months Ended September 30, 2021	2020	Change	Revenue for the Three Months Ended September 30, 2021	2020	% Change	Expenses for the Three Months Ended September 30, 2021	2020	% Change	NOI for the Three Months Ended September 30,[6] 2021	2020	% Change
Same-Store Wholly-Owned	103	7,596,600	64,670	$16.92	$14.67	95.7%	92.3%	3.4%	$31,656,940	$26,419,911	19.4%	$9,027,676	$8,827,519	2.3%	$22,629,264	$17,592,392	28.1%
Non Same-Store Wholly-Owned																	
Historical SSS REIT Non-Stabilized[3]	9	697,100	7,020	14.57	8.65	95.9%	82.2%	13.7%	2,664,081	1,718,243	55.0%	974,726	989,255	-1.5%	1,689,355	728,988	131.7%
Historical SST IV Stabilized[4]	16	1,392,600	11,340	16.92	NM	95.5%	NM		5,320,918	NM		1,567,301	NM		3,753,617	NM	
Historical SST IV Non-Stabilized[4]	8	658,300	6,540	16.49	NM	95.4%	NM		2,753,905	NM		845,031	NM		1,908,874	NM	
Recent Acquisitions[5]	2	150,200	1,520	12.62	NM	82.2%	NM		407,189	NM		178,457	NM		228,732	NM	
Total Non Same-Store Wholly-Owned	35	2,898,200	26,420	16.00	NM	94.9%	NM		11,146,093	NM		3,565,516	NM		7,580,578	NM	
Total Wholly-Owned Operating Stores	138	10,493,800	91,090	$16.67	NM	95.5%	NM		$42,703,033	NM		$12,593,191	NM		$30,109,842	NM	
Total Joint Venture Operating Stores	4	415,300	3,880	NM	NM	45.5%	NM										
Total All Owned Operating Stores	142	10,909,100	94,970														

Source: Company data and filings. NM: not a meaningful comparison.
(1) SmartStop's same-store pool consists of 103 assets of a total of 138 wholly-owned assets as of 9/30/2021. The sector average is comprised of PSA, EXR, LSI, CUBE and NSA and accounts for wholly-owned assets.
(2) RentPOF defined as rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage..
(3) Represents non-stabilized stores that were owned by SmartStop Self Storage REIT, Inc. prior to the merger with Strategic Storage Trust IV, Inc. that closed in March 2021.
(4) Represents stores that were previously owned by Strategic Storage Trust IV, Inc. that were acquired by SmartStop Self Storage REIT, Inc. as part of the merger that closed in March 2021. Stabilized properties for the Strategic Storage Trust IV, Inc. pool consist of the sixteen properties accounted for in Strategic Storage Trust IV, Inc.'s same-store pool as of Strategic Storage Trust IV, Inc.'s final Form 10-Q filed for the period ended 9/30/2020.
(5) Represents stores that were recently acquired by SmartStop that are not in the same-store pool.
(6) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.

NAREIT Presentation 17

2021 Operational Update

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

3Q21 Highlights

- Strong YoY same-store results
  - Revenues increased 19.4%
  - Operating expenses increased 2.3%
  - NOI increased 28.1%[(1)]
  - Average physical occupancy increased 420bps to 95.9%
  - Annualized rent per occupied square foot increased 15.3% to $16.92[(2)]
- Increased total self storage-related revenues by 51.8% YoY
- FFO, as adjusted per share and unit - diluted increased by 124.7% YoY[(1)]
  - 3Q21 common dividend coverage: 95.4%[(4)]

October 2021 Update

Same-Store Performance

- 10/31/21 Occupancy:
  - +3.0% YoY
  - (0.2%) MoM
- Asking rates: +15.0% YoY and +1.2% MoM
- October RentPOF[(2)]
  - +11.2% YoY
  - +1.1% versus September

External Growth

- In October, acquired a self storage facility in the Denver metropolitan area
  - 770 units & 87,000 net rentable square feet
  - Seventh asset in the Denver MSA
  - Exposure to Denver increases to 2.7% of the total owned portfolio[(3)]
- SmartStop entities are under contract to acquire nine self storage facilities in the Greater Toronto Area
  - Expected close: 1Q22

Source: Company data and filings.
(1) NOI and FFO, as adjusted are non-GAAP measures. See Appendix for a reconciliation of these measures to the most directly comparable GAAP measure.
(2) RentPOF defined as rental revenue net of discounts & concessions, excluding late fees, admin fees and parking income, divided by occupied square feet of storage.
(3) As a percentage of net rentable square feet; including joint venture assets.
(4) Calculated as 3Q21 FFO, as adjusted per share & unit outstanding - diluted divided by a $0.15 dividend.

NAREIT Presentation 18

External Growth: Investment Activity

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

Stabilized Acquisitions:

- Acquired 23 properties for $279 million since 2017
  - SmartStop entities are under contract to acquire nine assets in 1Q22

C/O & Lease Up Acquisitions:

- Acquired 18 properties at C/O or in early lease up for $227 million since 2017

Ground Up Development:

- Delivered four development properties for $43 million since 2017[1]
  - All ground up development properties are located in Canada
  - Under contract to deliver two assets, one in 4Q21 and 2H22



5-Year Investment Activity (in millions)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2017
2018
2019
2020
2021
Stabilized Acquisitions
C/O & Early Lease Up Deals
Development

Note: All acquisition and development prices reflect the original purchase price executed by SmartStop, including Strategic Storage Growth Trust, Inc. and Strategic Storage Trust IV, Inc.
(1) Includes two assets that were previously held in an affiliated funds. All four developments are in a joint venture. Amounts represent SmartStop's portion of the total development costs and are in USD.
(2) Represents three stabilized acquisitions and one ground up development.

19

External Growth: Strategic Storage Trust IV Merger

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!

Portfolio Impacts:

- On March 17, 2021 SmartStop closed the acquisition of Strategic Storage Trust IV, Inc. ("SST IV")
- $375 million in gross assets
- 100% stock-for-stock deal
- Added SST IV's high quality assets to SmartStop
  - 24 wholly owned storage assets across 9 states
  - 6 JV assets in Toronto
  - New Market: New York City/Newark MSA
  - Market Scale / Clustering: Houston & Toronto
- Expense efficiencies and additional size/scale
- Accretive to FFO, as adjusted per share
- SST IV facilities were already managed by and branded as SmartStop: the transition was seamless from a customer experience perspective and required no rebranding costs

	SmartStop	SST IV(1)	Combined
Self Storage Properties (2)	114	30	144
Rentable SQFT (millions)(2)	8.4	2.7	11.1
States / Provinces(2)	18	10	19
Occupancy(3)	93.5%	92.6%	93.3%

Largest MSAs	SmartStop	SST IV
1)	Miami - FLL	Houston
2)	Toronto	Toronto
3)	Los Angeles	Charlotte



SmartStop Self Storage REIT
114 properties
SST IV*
30 properties

(1) Amounts include joint venture assets.
(2) As of 5/31/21
(3) Occupancy for wholly owned assets as of 3/31/21

20

SmartStop Managed REIT Funds

Strategic Storage Growth Trust II, Inc. ("SSGT II")

- $155 million assets under management on a cost basis
- 11 self storage properties
  - 10 wholly-owned
  - One joint venture property with SmartCentres

SSGT II Portfolio Stats

Self Storage Properties	11
Rentable SQFT (thousands)	869.0
Storage Units	8,500
States / Provinces	8



NRSF
869,000(1)
WA 18.3%
CA 10.8%
NV 11.5%
ONT 5.4%
WI 9.6%
TX 8.6%
AZ 7.4%
FL 28.4%

Strategic Storage Trust VI, Inc. ("SST VI")

- Income and growth property focused
- 4 self storage properties as of 10/31/2021
  - 2 wholly-owned properties in Phoenix, AZ
  - 1 wholly-owned property in Las Vegas, NV
  - 1 property to be developed in a joint venture with SmartCentres



Phoenix, AZ (SST VI)



SmartStop
Self Storage

Las Vegas, NV (SST VI)

Note: Data as of 10/31/2021
(1) Measured by total net rentable square feet.

NAREIT Presentation 21

Well Positioned Balance Sheet 22 Recent Balance Sheet Activities: March 2021: In tandem with the closing of the SSTIV merger, entered into a multi-currency credit facility of up to $500 million $250 million revolver (3-year initial maturity) and $250 million term loan (5-year maturity) Initially secured by a pledge of equity interests on 69 assets SmartStop can elect to release the pledges upon the achievement of certain financial conditions October 2021: Exercised $200 million of accordion capacity entirely under the revolving portion of the credit facility bringing the total commitment to $700 million Secured Syndicated Credit Facility & Accordion Exercise Does not take into account potential extension options Leverage as measured by debt less cash on hand to total capitalization (Total capitalization includes debt, preferred equity and equity market cap) Includes the impact of interest rate derivatives. Excludes the impact of interest rate derivatives. Leverage as measured by debt less cash on hand plus Preferred Stock to total capitalization (Total capitalization includes debt, preferred equity and equity market cap) EBITDA is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure as well as a breakout of fixed charges. Total capitalization includes debt, preferred equity and equity market cap based on approx. 95 million shares and OP Units at 9/30/21 valued at the most recently published Net Asset Value. Debt and preferred equity are measured at face value. NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. Excludes recurring amortization on certain debt instruments. Dollar amounts in millions Secured CAD Property Level Financing April 2021: Financed the purchase of a property in Toronto with a $16.3 million CAD denominated loan priced at CDOR + 2.25%. $2.5 Billion Total Capitalization $700 million Credit Facility Capital Stack(6) 4.4 Years Avg. Debt Maturity(1) 33.1% Leverage w/o Preferred(2) 67.6% Fixed Rate Debt(3) 3.0% Wtd. Avg. Interest Rate(4) 41.1% Leverage w/ Preferred(5) 2.3x Fixed Charge Coverage(6)

Store Branding Brand Awareness Strong and Valuable Brand Identity 23 Well-Known Brand Name Brand Protection Recognizable Signage and Colors SmartStop® Brand Appearances Registered trademarks in U.S. / Canada 250 U.S. / Canadian domain names Continued investment in brand and marketing translates to customer awareness Moving Supplies Website Special Events / Sponsorships Employee Uniforms Processes in place to act upon brand infringement 158 Stores operating under the SmartStop® brand Digital Marketing

Industry Leader In Customer Experience

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!

Technology-driven platform gives SmartStop the ability to meet customers' unique service needs

SmartStop

Newsweek

Winner - Best Customer Service 2021 Award for Storage Companies

Dedicated In-House Call Center

- Dedicated call center employees streamline the customer experience
- Agents able to use web-based or SMS text features to complete leasing process to meet customer needs

Online Rentals

- Convenient online access allowing customers to seamlessly browse available units and rent units on the web
- SmartStop's state-of-the-art website is optimized to reduce barriers in the shopping experience and fast loading times

Online Reservations

- Ability to search for and reserve units at one of SmartStop's 150+ locations
- Integrated into revenue management system to update pricing and occupancy real time

Walk-Ins

- Highly-trained SmartStop employees on facility premises to accommodate walk-ins
- Staff trained to utilize SmartStop's management technology and tools to provide high-quality in-person sales experience

NAREIT Presentation 24

Sophisticated Operating And Analytics Technology 25 Optimization of rental rates, discounts, and incentives driven by scientifically-based, proprietary pricing models Proprietary competitive rate analysis allows dynamic and real-time pricing based on forecasted future demand Evaluation and implementation of existing customer base to strategically manage rental revenue through the use of existing customer rate increases Unit mixes reviewed to optimize for occupancy and revenue Data analytics integrated into operating and marketing platforms providing accessible dashboards to business managers Advanced analytics combined with extensive training programs optimize sales State-of-the-art website is scalable across all electronic platforms (mobile, tablets, computers, etc.) Seamless integration with all platform and marketing efforts Automated ad campaigns and search engine marketing integrated with pricing and POS systems to drive high customer conversion rates Access to extensive and valuable customer data, including price sensitivity and other demographic / psychographic data Pricing Analytics Revenue Management Data & Performance Monitoring Web Development Digital Marketing SmartStop has made continued investment in technology through data science and analytics platforms

Appendix 26

Decades of Collective Industry Experience 27 Board of Directors Senior Team Bliss Edwards Executive Vice President - Canada 6 Years Storage Experience Wayne Johnson President & CIO 35 Years Storage Experience

MSA Exposure – Same-Store 28 Source: Company internal data. Note: Data presented represents SmartStop’s existing owned same store portfolio only MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. 3Q21 Wholly Owned Same-Store Portfolio at 9/30/21 Note: Data presented represents SmartStop’s existing owned same-store portfolio only MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. RentPOF defined as rental revenue net of discounts & concessions, excluding late fees, admin fees and parking income, divided by occupied square feet of storage. Presented in US Dollars (USD) as translated on average for the quarter. NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.

MSA Exposure – Total Portfolio 29 3Q21 Wholly Owned Total Portfolio at 9/30/21 Note: Data presented represents SmartStop’s existing wholly-owned portfolio only, excluding joint ventures. MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. Other markets include: Baltimore, Charleston, Charlottesville, College Station, Colorado Springs, Dallas, Mobile, Nantucket, Naples, New York – Newark, Orlando, Punta Gorda, Sacramento, Santa Maria-Santa Barbara, Sarasota, Stockton, Trenton-Princeton and Washington- Arlington. None of those markets represent more that 1.5% of the total portfolio by NRSF.

Reconciliation: Net Loss to Net Operating Income 30

Reconciliation: Net Loss to FFO & FFO, as Adjusted 31 (1) These items represent the amortization, accretion, or adjustment of intangible assets or deferred tax liabilities. As these items are non-cash and not primary drivers in our decision-making process, FFO is adjusted for their effect to arrive at FFO, as adjusted, as a means of determining a comparable sustainable operating performance metric to other real estate companies. (2) In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. Such information would be comparable only for publicly registered, non-traded REITs that have generally completed their acquisition activity and have other similar operating characteristics. (3) The contingent earnout adjustment represents the adjustment to the fair value of the Class A-2 Units issued in connection with the Self Administration Transaction. FFO is adjusted to arrive at FFO, as adjusted, as this acquisition related item is not a primary driver in our decision-making process and excluding this provides investors a view of our continuing operating portfolio performance over time. (4) The impairment charges relate to our goodwill, intangible assets and investments in the Managed REIT Platform acquired in the Self Administration Transaction. We believe that adjusting for such non-recurring items provides useful supplemental information because such expenses may not be reflective of on-going operations and is consistent with management’s analysis of our operating performance and provides for a means of determining a comparable sustainable operating performance metric.  (5) This represents the difference between the stated interest rate and the estimated market interest rate on assumed notes as of the date of acquisition. Such amounts have been excluded from FFO, as adjusted, because we believe FFO, as adjusted, provides useful supplementary information by focusing on operating fundamentals, rather than events not related to our normal operations. We are responsible for managing interest rate risk and do not rely on another party to manage such risk. (6) The net loss associated with the extinguishment of debt includes prepayment penalties, the write-off of unamortized deferred financing fees, and other fees incurred.  We believe that adjusting for such non-recurring items provides useful supplemental information because such losses may not be reflective of on-going transactions and operations and is consistent with management’s analysis of our operating performance. (7) This represents the mark-to-market adjustment for our derivative instruments not designated for hedge accounting and the ineffective portion of the change in fair value of derivatives recognized in earnings, as well as changes in foreign currency related to our foreign equity investments not classified as long term. These derivative contracts are intended to manage the Company’s exposure to interest rate and foreign currency risk which may not be reflective of our ongoing performance and may reflect unrealized impacts on our operating performance. Such amounts are recorded in “Other” within our consolidated statements of operations.

Reconciliation: Net Loss (Attributable to Common Stockholders) to FFO & FFO, as Adjusted per Share & Unit Outstanding - Diluted 32 (1) Includes all Class A Shares, Class T Shares and OP Units, as well as the dilutive effect of both unvested restricted stock and long term incentive plan units (both time-based units and performance based-units). The outstanding convertible preferred stock was excluded as the conversion of such shares was antidilutive.

Reconciliation: Net Loss to EBITDA 33

Additional Information Regarding NOI, FFO & FFO, as adjusted 34 Funds from Operations (“FFO”) and FFO, as adjusted Funds from operations (“FFO”) is an industry wide metric promulgated by the National Association of Real Estate Investment Trusts, or NAREIT, which SmartStop believes to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. SmartStop defines FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Additionally, gains and losses from change in control are excluded from the determination of FFO. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. SmartStop’s FFO calculation complies with NAREIT’s policy described above. SmartStop uses FFO, as adjusted, as an additional non-GAAP financial measure to evaluate its operating performance. SmartStop previously used Modified Funds from Operations (“MFFO”) (as defined by the Institute for Portfolio Alternatives) as a non-GAAP measure of operating performance. Management replaced the MFFO measure with FFO, as adjusted, because FFO, as adjusted, provides investors with supplemental performance information that is consistent with the performance models and analysis used by management. In addition, FFO, as adjusted, is a measure used among SmartStop’s peer group, which includes publicly traded REITs. Further, SmartStop believes FFO, as adjusted, is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies. In determining FFO, as adjusted, SmartStop makes further adjustments to the NAREIT computation of FFO to exclude the effects of non-real estate related asset impairments and intangible amortization, acquisition related costs, other write-offs incurred in connection with acquisitions, contingent earnout expenses, adjustments of fair value of debt adjustments, gains or losses from extinguishment of debt, accretion of deferred tax liabilities, realized and unrealized gains/losses on foreign exchange transactions, and gains/losses on foreign exchange and interest rate derivatives not designated for hedge accounting, which SmartStop believes are not indicative of the Company’s overall long-term operating performance. SmartStop excludes these items from GAAP net income to arrive at FFO, as adjusted, as they are not the primary drivers in its decision-making process and excluding these items provides investors a view of its continuing operating portfolio performance over time and makes its results more comparable period to period and to other REITs, which in any respective period may experience fluctuations in such acquisition, merger or other similar activities that are not of a long-term operating performance nature. FFO, as adjusted, also reflects adjustments for unconsolidated partnerships and jointly owned investments. SmartStop uses FFO, as adjusted, as one measure of operating performance when SmartStop formulates corporate goals and evaluate the effectiveness of its strategies. Presentation of FFO and FFO, as adjusted, is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and FFO, as adjusted, the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and FFO, as adjusted, are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of SmartStop’s performance, as an alternative to cash flows from operations, which is an indication of liquidity, or indicative of funds available to fund SmartStop’s cash needs including SmartStop’s ability to make distributions to its stockholders. FFO and FFO, as adjusted, should not be considered as an alternative to net income (determined in accordance with GAAP) and should be reviewed in conjunction with other measurements as an indication of SmartStop’s performance. Neither the SEC, NAREIT, nor any other regulatory body has passed judgment on the acceptability of the adjustments that SmartStop uses to calculate FFO or FFO, as adjusted. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the publicly registered, non-traded REIT industry and SmartStop would have to adjust its calculation and characterization of FFO or FFO, as adjusted.

Additional Information Regarding NOI, FFO & FFO, as adjusted 35 Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.